UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2005
                                                 ----------------------------

                       RAMTRON INTERNATIONAL CORPORATION
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Delaware
-----------------------------------------------------------------------------
             (State of or other jurisdiction of incorporation)

                                  0-17739
-----------------------------------------------------------------------------
                          (Commission File Number)

                                84-0962308
-----------------------------------------------------------------------------
                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
                                                   --------------------------

-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    Page-1

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant announced today its financial results for the fourth quarter and full year ended December 31, 2004. Revenue for the fourth quarter totaled $14.4 million, up 25% from $11.5 million for the same quarter of 2003. Fourth-quarter income from continuing operations was $317,000, or $0.01 per diluted share, compared with income from continuing operations of $932,000, or $0.04 per diluted share, for the same quarter a year earlier.
A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1   Press Release dated February 17, 2005.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
                                              ------------------------------
                                              Eric A. Balzer
                                              Chief Financial Officer
                                             (Principal Accounting Officer)

Dated February 17, 2005

                                    Page-2